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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 11, 2003

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-30045                38-3518829
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


   2711 E. JEFFERSON AVE.
  DETROIT, MICHIGAN 48207                               (313)-567-4348
   (Address of principal                        (Registrant's telephone number,
     executive offices)                               including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

On September 11, 2003 Catuity responded to a Price Query letter dated September 9, 2003 it received from the Australian Stock Exchange ("ASX"). The Price Query letter was sent due to volatility in Catuity's securities over the last month on the ASX.

A copy of the response letter filed with the ASX on September 11, 2003 is included as Exhibit 99.1.















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CATUITY INC.
                                             (Registrant)


                                     By /s/ John H. Lowry
                                       ------------------------------------
                                            John H. Lowry
                                            Senior Vice President,
                                            Chief Financial Officer & Secretary

Date:  September 11, 2003




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                               8-K EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

EX-99.1         Response Letter Dated September 11, 2003.